SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )



Filed by the registrant /*/
FIled by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
/*/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12





                Dreyfus New York Municipal Income, Inc.
             __________________________________________________
             (Name of Registrant as Specified in Its Charter




                   DREYFUS NEW YORK MUNICIPAL INCOME, INC.
               _________________________________________________
                  (Name of Person(s) Filing Proxy Statement)

                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                        DREYFUS MUNICIPAL INCOME, INC.

                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                    ---------------------------------------

To the Stockholders:

    The Annual Meeting of Stockholders of each of Dreyfus California Municipal Income, Inc., Dreyfus Municipal Income, Inc. and Dreyfus New York Municipal Income, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 21, 1999 at 10:00 a.m., for the following purposes:

    1. To elect three Class III Directors to serve for a three year term and until their successors are duly elected and qualified.

    2. To ratify the selection of the Fund's independent auditors.

    3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Stockholders of record at the close of business on March 25, 1999 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board

                                               Stephanie D. Pierce

                                               Assistant Secretary


New York, New York

March 25, 1999



                      WE NEED YOUR PROXY VOTE IMMEDIATELY

  A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD
  IMMEDIATELY.   YOU   AND   ALL  OTHER  STOCKHOLDERS  WILL  BENEFIT  FROM  YOUR
  COOPERATION.

                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                        DREYFUS MUNICIPAL INCOME, INC.

                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                           COMBINED PROXY STATEMENT
                   ------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON FRIDAY, MAY 21, 1999

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus California Municipal Income, Inc. (" DCMI"), Dreyfus Municipal Income, Inc. ("DMI") and Dreyfus New York Municipal Income, Inc. (" DNYMI" ) (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 21, 1999 at 10: 00 a.m., at the offices of The Dreyfus Corporation
(" Dreyfus" ), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on March 25, 1999 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given. As of March 25, 1999, the Funds had outstanding the following number of shares:

                    NAME OF FUND              SHARES OUTSTANDING




                       DCMI                        4,552,945

                       DMI                        20,382,927

                       DNYMI                       3,814,597

    It is estimated that proxy materials will be mailed to stockholders of record on or about April 9, 1999. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL FREE 1-800-334-6899.

    Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    Each Fund's Board of Directors is divided into three classes with the terms of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of three Class III Directors to serve for three year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") proposed for election are listed below. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Board member of each Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund' s continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to all Funds.

NAME OF NOMINEE, PRINCIPAL OCCUPATION                                                             DIRECTOR           YEAR TERM

AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS                                   AGE                   SINCE          WOULD EXPIRE




CLASS III:

JOSEPH S. DIMARTINO                                                           55                   1995                2002

Chairman of the Board of each Fund. Since January 1995, Chairman of the Board of  various  funds  in the Dreyfus Family of Funds. He is a director of The Noel
Group,  Inc.,  a  venture  capital  company (for which, from February 1995 until
November   1997,   he  was  Chairman  of  the  Board) , The  Muscular  Dystrophy
Association,   HealthPlan   Services  Corporation,  a  provider  of  marketing,
administrative  and  risk  management  services  to  health  and  other  benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button  packager  and  distributor,  Century  Business  Services, Inc. (formerly
International  Alliance  Services,  Inc.) , a  provider  of  various outsourcing functions  for  small  and  medium  size  companies,  and  Career  Blazers  Inc.
(formerly,  Staffing  Resources,  Inc.) , a temporary placement agency. For more than  five  years prior to January 1995, he was President, a director and, until
August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and
a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus.
From  August  1994  to  December  31,  1994,  he  was  a director of Mellon Bank
Corporation. His address is 200 Park Avenue, New York, New York 10166.

GEORGE L. PERRY                                                               65                   1989                2002

An economist and Senior Fellow at the Brookings Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He is also a director of the State Farm Mutual
Automobile  Association,  and State Farm Life Insurance Company and a trustee of
Federal Realty Investment Trust. His address is 1775 Massachusetts Avenue, N.W.,
Washington, D.C. 20015.

PAUL WOLFOWITZ                                                                54                   1994                2002

    Dean  of The Paul H. Nitze School of Advanced International Studies at Johns
Hopkins  University.  From  1989  to 1993, he was Under Secretary of Defense for
Policy.  From  1986  to  1989,  he  was  the  U.S. Ambassador to the Republic of
Indonesia. From 1982 to 1986, he was Assistant Secretary of State for East Asian
and   Pacific   Affairs  of  the  Department  of  State.  His  address  is  1740
Massachusetts Avenue, N.W., Washington, D.C. 20036.

                                       2

The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

    Each Fund has an audit committee comprised of its Directors who are not " interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act" )) of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. None of the Funds has a standing nominating or compensation
committee    or    any    committee    performing    similar    functions.

    For each Fund's most recent fiscal year, the number of Board meetings that were held and the aggregate amount of compensation received by each Continuing Director from the Fund and all other funds in the Dreyfus Family of Funds for which such person is a Board member are set forth in Exhibit A. Certain information concerning each Fund's officers is also set forth in Exhibit A.

    Each Fund typically pays its Board members an annual retainer of $2,500 and a $250 per meeting fee and reimburses them for their expenses. The Chairman of the Board of each Fund, which position is held by Joseph S. DiMartino, receives an additional 25% in annual retainer and per meeting fees. Emeritus Directors are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them. The Funds had no Emeritus Directors as of the date of this Proxy Statement. The Funds do not pay any other remuneration to their officers and Board members, and none of the Funds has a bonus, pension, profit-sharing or retirement plan.

    The aggregate amount of compensation paid to each Nominee by each Fund for the fiscal year ended September 30, 1998, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of which is set forth in parenthesis next to each Nominee's total compensation)* for the year ended December 31, 1998, was as follows:

                                                                                                    TOTAL

                                                                                                 COMPENSATION

                                                                                                FROM FUNDS AND

                                                             AGGREGATE                           FUND COMPLEX

   NAME OF NOMINEE                                         COMPENSATION                             PAID TO

      AND FUND                                            FROM EACH FUND**                          NOMINEE

JOSEPH S. DIMARTINO                                                                                $619,660 (187)

   DCMI                                                       $5,000

   DMI                                                        $5,000

   DNYMI                                                      $5,000

GEORGE L. PERRY                                                                                      $51,750 (15)

   DCMI                                                       $3,750

   DMI                                                        $3,750

   DNYMI                                                      $3,750

PAUL WOLFOWITZ                                                                                       $49,500 (14)

   DCMI                                                       $3,750

   DMI                                                        $3,750

   DNYMI                                                      $3,750
------------------------------------

    * Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.

    **Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,162 for DCMI, $1,340 for DMI and $1,156 for DNYMI for all Directors as a group.

    For each Fund, election of each of the Nominees requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.

       PROPOSAL 2. RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP for the fiscal year ending September 30, 1999 at a Board meeting held on November 5, 1998. Accordingly, the selection by each Fund's Board of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ending September 30, 1999 is submitted to stockholders for ratification. Apart from its fees received as independent auditors, neither Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in the Funds or Dreyfus.

    Ernst & Young LLP, a major international accounting firm, has acted as auditors of each Fund since the Funds' organization. Each Fund's Board believes that the continued employment of the services of Ernst & Young LLP for the fiscal year ending September 30, 1999 is in the best interests of the Fund.

    A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

   EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST &
                YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                                 OTHER MATTERS

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, " abstentions" ), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

Each Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matter with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

    Proposals that stockholders wish to include in any Fund's proxy statement for such Fund's next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 31, 1999 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel.

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' investment adviser. Diane P. Durnin was elected Vice President-Product Development of Dreyfus as of March 1, 1999. Martin G. McGuinn became a director of Dreyfus as of January 1, 1999. Theodore A. Schachar was elected Vice President-Tax of Dreyfus as of October 28, 1998. William H. Maresca was elected Controller of Dreyfus as of Septmber 10, 1998. Richard Terres was elected Vice President of Dreyfus as of September 1, 1998. Wendy Strutt was elected Vice
President of Dreyfus as of September 1, 1998. Margaret W. Chambers was elected Vice President and Secretary of each Fund as of June 15, 1998. Stephanie D. Pierce was elected Vice President and Assistant Treasurer of each Fund as of June 15, 1998. George A. Rio was elected Vice President and Assistant Treasurer of each Fund as of June 15, 1998. None of the above had any ownership of, or engaged in any transaction with respect to, the Funds' shares at the time they assumed their positions. Each of the above filed a Form 3 pursuant to Section 16(a) of the Securities Exchange Act of 1934. Ms. Durnin filed a Form 3 on March 17, 1999. Mr. McGuinn filed a Form 3 on January 11, 1998. Mr. Schachar filed a Form 3 on November 13, 1998. Messrs. Maresca and Terres and Ms. Strutt each filed a Form 3 on September 22, 1998. Meadames Chambers and Pierce and Mr. Rio each filed a Form 3 on July 22, 1998.

    NOTICE TO BANKS, BROKER/DEALERS AND  VOTING TRUSTEES AND THEIR NOMINEES

    Please advise the appropriate Fund, in care of Mellon Bank, N.A., c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated: March 25, 1999

                                   EXHIBIT A

                                    PART I

    Part I sets forth information relevant to the continuing Directors. Unless otherwise indicated the information set forth herein applies to all Funds.

NAME OF CONTINUING DIRECTOR, PRINCIPAL

OCCUPATION AND BUSINESS EXPERIENCE FOR                                                            DIRECTOR           YEAR TERM

PAST FIVE YEARS                                                              AGE                    SINCE             EXPIRES





CLASS I:
LUCY WILSON BENSON                                                            71                   1988                2000

    President  of Benson and Associates, consultants to business and government.
Mrs.  Benson  is a director of  the COMSAT Corporation, and Logistics Management
Institute.  She  is  also  a  Trustee  of  the  Alfred P. Sloan Foundation, Vice
Chairman  of  the  Board  of Trustees of Lafayette College, Vice Chairman of the
Citizens Network for Foreign Affairs and of The Atlantic Council of the U.S. and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of the Grumman Corporation and of the General RE Corporation from 1990 to 1998. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under
Secretary of State for Security Assistance, Science and Technology. Her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

DAVID W. BURKE                                                                62                   1994                2000

Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, from August 1995 to November 1998. From
August  1994  to December 1994, Mr. Burke was a Consultant to Dreyfus, and, from
October  1990  to  August  1994,  he was Vice President and Chief Administrative
Officer of Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. His address is Box 654,
Eastham, Massachusetts 02109.

MARTIN D. FIFE                                                                72                   1988                2000

    Chairman of the Board of Magar, Inc., a company specializing in financial products and developing early stage companies. Mr. Fife is also Chairman of the Board and Chief Executive Officer of Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. His address is The Chrysler Building, 405
Lexington Avenue, New York, New York 10174.

                                      A-1



NAME OF CONTINUING DIRECTOR, PRINCIPAL

OCCUPATION AND BUSINESS EXPERIENCE FOR                                                            DIRECTOR           YEAR TERM

PAST FIVE YEARS                                                              AGE                    SINCE             EXPIRES





CLASS II:

WHITNEY I. GERARD                                                             64                   1988                2001

   Partner  of  the New York City law firm of Chadbourne & Parke. His address is
30 Rockefeller Plaza, New York, New York 10112.

((+))ROBERT R. GLAUBER                                                        60                  (1988)               2001

     Research Fellow, Center for Business and Government at                                        1992*

   the  John  F. Kennedy School of Government, Harvard University, since January
1992.  Mr.  Glauber  was Under Secretary of the Treasury for Finance at the U.S.
Treasury  Department  from  May  1989  to January 1992. For more than five years prior  thereto, he was a Professor of Finance at the Graduate School of Business
Administration  of  Harvard  University,  and from 1985 to 1989, Chairman of its
Advanced  Management  Program.  He  is  chairman  of The Measurisk Group, a risk
measurement   advisory   and  software  development  firm,  co-chairman  of  the
Investment  Committee,  Massachusetts  State  Retirement  Fund,  and  is  also a director  of  The Dun & Bradstreet Corp, Exel Limited, a Bermuda based insurance company,  Cooke and Bieler, Inc., investment counselors, National Association of
Securities  Dealers, Inc., NASD Regulation, Inc. and the Federal Reserve Bank of
Boston.  His  address  is  79  John  F. Kennedy Street, Cambridge, Massachusetts
02138.

ARTHUR A. HARTMAN                                                             73                   1989                2001

   Senior  consultant with APCO Associates Inc. From 1981 to 1987, he was United
States  Ambassador  to  the  former  Soviet Union. He sits on the Boards of Ford
Meter  Box  Corporation and Lawter International and is a member of the advisory councils  of  several  other  companies,  research  institutes  and foundations.
Ambassador  Hartman  is  Chairman  of  First  NIS  Regional  Funds  (ING/Barings
Management)  and former President of the Harvard Board of Overseers. His address is 2738 McKinley Street, N.W., Washington, D.C. 20015.
----------------

*Mr. Glauber was elected to the Board of each Fund on September 15, 1988 and resigned on October 1, 1988 to accept a government position. He was re-elected to the Board of each Fund on January 30, 1992.

((+))  "Interested Person" as defined by the 1940 Act.

                                              A-2

                     PERTAINING TO THE BOARD OF EACH FUND

  *   Number of Board and committee meetings held during the last fiscal year:

   DCMI: 6

   DMI: 6

   DNYMI: 6

  *Directors, if any, attending fewer than 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period the Director was in office:

   DCMI: Robert R. Glauber

   DMI: Robert R. Glauber

   DNYMI: Robert R. Glauber

   As of March 25, 1999, each Fund's Directors and officers, as a group (20 persons), owned less than 1% of the Fund's outstanding shares.

   COMPENSATION TABLE. The aggregate amount of compensation paid to each continuing Director by each Fund for the fiscal year ended September 30, 1998 and by all funds in the Dreyfus Family of Funds for which such continuing Director was a Board member (the number of which is set forth in parenthesis next to each Director' s total compensation)* for the year ended December 31, 1998, was as follows:

                                                                                                        TOTAL

                                                                                                     COMPENSATION

                                                                                                    FROM FUNDS AND

                                                             AGGREGATE                               FUND COMPLEX

NAME OF CONTINUING                                         COMPENSATION                                PAID TO

DIRECTOR AND FUND                                         FROM EACH FUND**                        CONTINUING DIRECTOR


LUCY WILSON BENSON                                                                                     $77,168  (24)

   DCMI                                                       $4,000

   DMI                                                        $4,000

   DNYMI                                                      $4,000

DAVID W. BURKE                                                                                        $233,500  (62)

   DCMI                                                       $4,000

   DMI                                                        $4,000

   DNYMI                                                      $4,000

MARTIN D. FIFE                                                                                         $56,000  (15)

   DCMI                                                       $4,000

   DMI                                                        $4,000

   DNYMI                                                      $4,000

WHITNEY I. GERARD                                                                                      $60,250  (15)

   DCMI                                                       $4,000

   DMI                                                        $4,000

   DNYMI                                                      $4,000

ROBERT R. GLAUBER                                                                                      $88,250  (41)

   DCMI                                                       $3,500

   DMI                                                        $3,500

   DNYMI                                                      $3,750

ARTHUR A. HARTMAN                                                                                      $55,750  (15)

   DCMI                                                       $3,750

   DMI                                                        $3,750

   DNYMI                                                      $3,750
------------------------------------

    * Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the continuing
Director serves as Board member.

    **Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,162 for DCMI, $1,340 for DMI and $1,156 for DNYMI for all Directors as a group.

                                              A-3

                                    PART II

    Part II sets forth information relevant to the executive officers of each Fund.

NAME AND POSITION                             PRINCIPAL OCCUPATION AND BUSINESS

WITH FUNDS                             AGE       EXPERIENCE FOR PAST FIVE YEARS




MARIE E. CONNOLLY

President and Treasurer                41             President, Chief Executive
Officer, Chief Compliance Officer and a director of Premier Mutual Fund Services, Inc. ("Premier"), and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by Dreyfus.

MARGARET W. CHAMBERS

Vice President and Secretary           38        Senior   Vice   President   and
General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray.

STEPHANIE D. PIERCE

Vice President, Assistant Secretary    30        Vice   President   and   Client
Development

and Assistant TreasurerManager  of  Funds Distributor,
Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank.

MARY A. NELSON

Vice President and Assistant Treasurer 34        Vice  President  of Premier and
Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc.

NAME AND POSITION                             PRINCIPAL OCCUPATION AND BUSINESS

WITH FUNDS                             AGE       EXPERIENCE FOR PAST FIVE YEARS




GEORGE A. RIO

Vice President and Assistant Treasurer  43       Executive  Vice  President  and
Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company, Inc.

JOSEPH F. TOWER, III

Vice President and Assistant Treasurer  36          Senior    Vice    President,
Treasurer,  Chief  Financial  Officer  and  a  director  of  Premier  and  Funds
Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas.

DOUGLAS C. CONROY

Vice President and Assistant Secretary30Assistant   Vice  President  of
Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund
Accountant    for    Investors    Bank    & Trust    Company.

KATHLEEN K. MORRISSEY

Vice President and Assistant Secretary  26       Vice  President  and  Assistant
Secretary of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From July 1994 to November 1995,
she   was   a   Fund   Accountant   for   Investors   Bank   & Trust   Company.

NAME AND POSITION                             PRINCIPAL OCCUPATION AND BUSINESS

WITH FUNDS                             AGE       EXPERIENCE FOR PAST FIVE YEARS




CHRISTOPHER J. KELLEY

Vice President and Assistant Secretary  34       Vice   President   and   Senior
Associate General Counsel of Premier and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. From October 1992 to March 1994, he was employed by Putnam Investments in legal and
compliance    capacities.

ELBA VASQUEZ

Vice President and Assistant Secretary  37       Assistant   Vice  President  of
Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions





The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

IMPORTANT

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note, that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all your votes to be counted.

Thank you for your interest in the Fund.



                        DREYFUS NEW YORK MUNICIPAL INCOME, INC.



      The undersigned stockholder of Dreyfus New York Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Michael A. Rosenberg and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 25, 1999 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 11:00 a.m. on Friday, May 21, 1999 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

      Please mark Boxes in blue or black ink.

      1.    Election of Directors.

_     FOR All     _     WITHHOLD authority only      _    WITHHOLD
      Nominees          for those Nominee(s)              authority for
                        whose name(s) I have              ALL Nominees
                        written below

Nominees are:     Class III - Joseph S. DiMartino, George L. Perry, Paul
Wolfowitz

______________________________________________________________________________

      2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors.

      _     FOR              _     AGAINST           _    ABSTAIN

      3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                             Signature(s) should be exactly as name or names
appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                                         Dated:_____________________, 1999




                                         ___________________________________
                                                     Signature(s)




                                         ___________________________________
                                                     Signature(s)



Sign, Date and return the Proxy
  Card Promptly using the
  Enclosed Envelope